Transactions with Related Parties	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Transactions with Related Parties
13. Transactions with Related Parties
Sales, purchases and other transactions with affiliated companies, in the opinion of management, are conducted under terms no more or less favorable than then-existing market conditions. The transactions with related parties were as follows:

	Year Ended December 31,
	2014	2013	2012
Revenues:
Sales of CO2 to Sandhill Group, LLC (1)	$3,060	$3,076	$2,905
Petroleum products sales to Davison family businesses(2)	—	1,293	1,344
Petroleum products sales to an affiliate of the Quintana Group (2) (3)	—	—	21,143
Expenses:
Amounts paid to our CEO in connection with the use of his aircraft	$630	$600	$600
Marine operating fuel and expenses provided by an affiliate of the Quintana Group (3)	—	—	6,260

(1)	We own a 50% interest in Sandhill Group, LLC (or "Sandhill).

(2)	Amounts included in discontinued operations for all periods presented.

(3)
The Quintana Group monetized all of its remaining investment in our common units on October 5, 2012. Transactions with the Quintana Group are included in the above table as related party transactions through October 5, 2012.

Our CEO, Mr. Sims, owns an aircraft which is used by us for business purposes in the course of operations. We pay Mr. Sims a fixed monthly fee and reimburse the aircraft management company for costs related to our usage of the aircraft, including fuel and the actual out-of-pocket costs. Based on current market rates for chartering of private aircraft under long-term, priority arrangements with industry recognized chartering companies, we believe that the terms of this arrangement are no worse than what we could have expected to obtain in an arms-length transaction.
Amounts due from Related Parties
At December 31, 2014, and 2013, Sandhill owed us $0.3 million and $0.2 million, respectively, for purchases of CO2.